UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  May 4, 2005 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                 1-10233                 95-3917584
 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)


                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


Amendment of fiscal 2005 third-quarter and year-to-date results announced by Magnetek, Inc. on April 29, 2005.


As announced on May 4, 2005, an arbitrator has awarded damages of $23.4 million against Magnetek, Inc. in a patent dispute with Ole K. Nilssen. The award has a material adverse effect on the Company's financial position and results of operations for the periods ended April 3, 2005, and will have a material adverse effect on the Company's future cash flows and liquidity.

Since the Company has not yet filed results for the third fiscal quarter ended April 3, 2005 with the SEC, Generally Accepted Accounting Principles (GAAP) require that the third-fiscal-quarter and year-to-date results announced on April 29, 2005 be amended to reflect the award (see Exhibit 99.1).

Accordingly, the financial statements in the Company's forthcoming Form 10-Q filing for the third quarter and first nine months of fiscal 2005 will include a charge of $22 million, which is net of a previously reserved amount of $1.4 million. Since the award relates to a business that was divested by the Company in June 2001, the charge will be included in discontinued operations on the income statement.

The balance sheet as of April 3, 2005 will reflect an award payable of $22.6, which is net of $0.8 million that has already been paid. Also, $2.9 million will be reclassified from long-term debt to current liabilities, since the award places the Company in default of its North American revolving credit agreement. While the bank has indicated to Magnetek that it does not currently intend to discontinue extension of credit or accelerate the loans, it reserves the right to do so at its discretion.


ITEM 9.01. -- FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Magnetek, Inc. Consolidated Results of Operations and Balance Sheet for the Three months and Nine months ended April 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MAGNETEK, INC.



                                             By: /s/ David Reiland
                                                 -------------------------------
                                                 David Reiland
                                                 Executive Vice President
                                                 & Chief Financial Officer
May 5, 2005

                                  EXHIBIT INDEX



EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Consolidated Results of Operations and Balance Sheet for the Three months and Nine months ended April 3, 2005.